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                SECURITIES AND EXCHANGE COMMISSION Washington,
                             D.C.  20549
                               FORM 8-K
                            CURRENT REPORT
               Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934
                            Date of Report:
                             June 22, 1999



                           Export Funding Corporation
          (Exact name of registrant as specified in its charter)

          Delaware                  33-49560                 56-1782848
    (State of other juris-     (Commission             (I.R.S.Employer
   diction of incorporation)    Registration Number)   Identification
                                                        Number)


                           Export Funding Corporation
                          NationsBank Corporate Center
                               100 N. Tryon Street
                                  NC1007-07-01
                        Charlotte, North Carolina  28255
                                 (704) 386-4032
 _______________________________________________________
   (Address of Registrant's principal executive office and Registrant's telephone number, including area code)
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Item 5.  Other Events

          This Current Report on Form 8-K is being filed to file a copy of the semi-annual Servicer's Report, dated June 22, 1999, delivered to the Trustee by the Servicer relating to the June 29, 1999 distribution by the Trust on the Class A and Class B Certificates.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)  Not applicable.

               (b)  Not applicable.

               (c)  Exhibits:

          28.  Servicer's Report, dated June 22, 1999.

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                        SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              EXPORT FUNDING CORPORATION

                              By:  /s/Michael T. Timoney
                                   Michael T. Timoney
                                   Vice President


Dated: June 22, 1999
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                      SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              EXPORT FUNDING CORPORATION
                              By:  /s/Michael T. Timoney
                                   Michael T. Timoney
                                   Vice President




Dated: June 22, 1999

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                      EXHIBIT INDEX


                                   Sequentially
                                   Numbered
Exhibit No.         Description              Page

     28        Servicer's Report, dated
               June 22, 1999

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                     EXHIBIT NO. 28

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